Exhibit 99.1

Genworth Discloses U.S. Life Insurance Companies Statutory Cash Flow Testing and

Resulting Margins For 2018

RICHMOND, Va., February 26, 2019 – Genworth Financial, Inc. (NYSE:GNW) announced today its statutory capital and cash flow testing (CFT) results for its U.S. life insurance companies for the year ended December 31, 2018. Additional financial information for the year ended December 31, 2018 will be included in the company’s upcoming Annual Report on Form 10-K to be filed with the Securities and Exchange Commission. The statutory capital and CFT results include:

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The aggregated CFT results for Genworth Life Insurance Company (GLIC) resulted in a positive margin of approximately $1.5 billion after including approximately $2.1 billion of provisions for adverse deviation (PADs). The 2018 margin results improved by approximately $0.9 billion, reflecting a modest increase in benefits of future expected premiums and associated benefit reductions, along with other aging and modeling updates, partially offset by the impact from higher expected future claims.

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The aggregated CFT results for Genworth Life Insurance Company of New York (GLICNY) indicate no incremental CFT reserves beyond those held at December 31, 2017. These results include approximately $1.2 billion of New York Department of Financial Services (NYDFS) required PADs. During 2018, the NYDFS approved a previously filed premium rate increase, which along with other assumption and methodology updates, resulted in the elimination of the need for the phase-in of additional CFT reserves previously agreed to with NYDFS. The NYDFS currently does not allow rate increases for long-term care insurance business to be used in CFT until such increases have been approved. As of year-end 2018, the company action level risk-based capital (RBC) ratio for GLICNY is 223 percent.

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Stand-alone testing (Actuarial Guideline 38) of universal life insurance products with secondary guarantees resulted in a $123 million increase in statutory reserves in the fourth quarter of 2018 for Genworth Life and Annuity Insurance Company (GLAIC). This included the final $95 million of a previously agreed upon phase-in of Actuarial Guideline 38 Section 8D reserves. The remaining reserve addition was primarily driven by an update to our mortality expectations. As of year-end 2018, the company action level RBC ratio for GLAIC is 422 percent.

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The consolidated U.S. life insurance company action level RBC ratio of GLIC is 199 percent as of year-end 2018. This result included the above impacts, fourth quarter assumption updates and RBC changes related to tax reform.

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Examples of forward-looking statements include statements the company makes relating to the transaction with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) and the company’s discussions with regulators in connection therewith. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following:

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risks related to the proposed transaction with Oceanwide including: the company’s inability to complete the transaction in a timely manner or at all; the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to March 15, 2019 (and either or both of the parties may not be willing to further waive their end date termination rights beyond March 15, 2019) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory approvals (including those conditions or measures that either or both of the parties may be unwilling to accept or undertake, as applicable); the risk that the parties will not be able to obtain other regulatory approvals, including in connection with a potential alternative funding structure or the current geo-political environment; the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; the risk that a condition to the closing of the transaction may not be satisfied; potential legal proceedings that may be instituted against the company in connection with the transaction that may delay, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts the company’s current plans and operations as a result of the announcement and consummation of the transaction; certain restrictions during the pendency of the transaction that may impact the company’s ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in the company’s debt or financial strength ratings; changes in applicable laws or regulations; the company’s ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction; the risks related to diverting management’s attention from the company’s ongoing business operations; the merger agreement may be terminated in circumstances that would require the company to pay Oceanwide a fee; the company’s ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company’s relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company’s business;

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strategic risks in the event the proposed transaction with Oceanwide is not consummated including: the company’s inability to successfully execute alternative strategic plans to effectively address its current business challenges (including with respect to its U.S. life insurance businesses, debt obligations, cost savings, ratings and capital); the company’s ability to continue to sell long term care insurance policies; the company’s inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or the company’s challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; inability to achieve anticipated cost-savings in a timely manner; and adverse tax or accounting charges; and the company’s ability to increase the capital needed in its businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required;

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risks relating to estimates, assumptions and valuations including: inadequate reserves and the need to increase reserves (including as a result of any changes the company may make in the future to its assumptions, methodologies or otherwise in connection with periodic or other reviews); risks related to the impact of the company’s annual review of assumptions and methodologies related to its long term care insurance claim reserves and margin reviews, including risks that additional information obtained in the future or other changes to assumptions or methodologies materially affect margins; inaccurate models; deviations from the company’s estimates and actuarial assumptions or other reasons in its long term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (DAC) and present value of future profits (PVFP) (including as a result of any future changes it may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on the company’s financial results as a result of projected profits followed by projected losses (as is currently the case with its long term care insurance business); adverse impact on the company’s results of operations, including the outcome of its annual review of the premium earnings pattern for its mortgage insurance businesses; and changes in valuation of fixed maturity and equity securities;

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risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, the company’s business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company’s loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets;

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regulatory and legal risks including: extensive regulation of the company’s businesses and changes in applicable laws and regulations (including changes to tax laws and regulations); litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company’s subsidiaries (particularly its international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company’s international operations; inability to continue to maintain the private mortgage insurer eligibility requirements (PMIERs); inability of the company’s U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company’s mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in tax laws; and changes in accounting and reporting standards;

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liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the ability to obtain further financing under an additional secured term loan or credit facility); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company’s fixed maturity securities portfolio; and defaults on the company’s commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance;

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operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; competition, including in the company’s mortgage insurance businesses from government and government-owned and government-sponsored enterprises (GSEs) offering mortgage insurance; the design and effectiveness of its disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company’s computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information;

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insurance and product-related risks including: the company’s inability to increase sufficiently, and in a timely manner, premiums on in force long term care insurance policies and/or reduce in force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company’s failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums), including to offset any negative impact on the company’s long term care insurance margins; failure to sufficiently increase new sales for the company’s long term care insurance products; availability, affordability and adequacy of reinsurance to protect the company against losses; inability to realize anticipated benefits of the company’s rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company’s mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company’s U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company;

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other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against the company’s deferred tax assets; the possibility that in certain circumstances the company will be obligated to make payments to General Electric Company (GE) under the tax matters agreement with GE even if its corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of the company’s certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and

○	risks relating to the company’s common stock including: the continued suspension of payment of dividends; and stock price fluctuations.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Contact Information:

Investors:        Tim Owens, 804 922.5765

investorinfo@genworth.com

Media:             Julie Westermann, 804 662.2423

julie.westermann@genworth.com